UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	Date of Report:	April 29, 2021
(Date of earliest event reported)
ARC Document Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32407		20-1700361
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

12657 Alcosta Blvd, Suite 200	San Ramon	CA	94583
(Address of principal executive offices)			(Zip Code)
	(925)	949-5100
(Registrant's telephone number, including area code)
Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 4, 2021, ARC Document Solutions, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter of the fiscal year ending December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On April 29, 2021, the stockholders of the Company approved the ARC Document Solutions, Inc. 2021 Incentive Plan (“2021 Plan”). The 2021 Plan provides for the issuance of up to 9,632,593 shares of the Company’s common stock to be issued to the Company’s officers, employees, directors and others who provide consulting and advisory services to the Company. A summary of the 2021 Plan is included as part of Proposal 4 in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2021. The summary of the 2021 Plan is qualified in its entirety by the text of the 2021 Plan, which was filed as Appendix A to the Company’s Definitive Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 29, 2021, the Company held its 2021 annual meeting of stockholders. A total of 42,792,219 shares of the Company’s common stock were entitled to vote as of March 2, 2021, which was the record date for the annual meeting. There were 32,847,761 shares present in person or by proxy at the annual meeting. Set forth below are the matters voted upon by the Company’s stockholders at the 2021 annual meeting and the final voting results of each such proposal.

Proposal 1 - Election of Directors
The stockholders elected six directors, each to serve a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Kumarakulasingam Suriyakumar	21,793,423	425,989	10,628,349
Bradford L. Brooks	21,748,087	471,325	10,628,349
Cheryl Cook	21,743,995	475,417	10,628,349
Tracey Luttrell	21,739,593	479,819	10,628,349
Dewitt Kerry McCluggage	21,763,876	455,536	10,628,349
Mark W. Mealy	21,793,162	426,250	10,628,349

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders voted to ratify the appointment of Armanino LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021. The results of the vote were as follows:

For	Against	Abstain
32,447,773	24,375	375,613

Brokers were permitted to cast stockholder non-votes at their discretion on this proposal.

Proposal 3 - Advisory, Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2020, as disclosed in the Company’s 2021 proxy statement. The results of the advisory, non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
19,675,061	197,423	2,346,928	10,628,349

Proposal 4 – Approval of ARC Document Solutions, Inc. 2021 Incentive Plan

The Company’s stockholders approved a new incentive plan, the ARC Document Solutions, Inc. 2021 Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,392,893	1,459,915	366,604	10,628,349

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

    99.1      ARC Document Solutions, Inc. Press Release, dated May 4, 2021

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2021	ARC DOCUMENT SOLUTIONS, INC. By: /s/ Jorge Avalos Jorge Avalos Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	ARC Document Solutions, Inc. Press Release, dated May 4, 2021